Templeton Institutional Funds, Inc.


TIFI Emerging Fixed Income Markets Series Annual Report

December 31, 1997

(Boxed)

Mutual funds, annuities, and other investment products:
      are not FDIC insured;
      are not deposits or obligations of, or guaranteed by, any financial institution; are subject to investment risks, including possible loss of the principal amount invested.


Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These special risk considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well-diversified portfolio.

December 31, 1997



[Picture of Neil Devlin]

Mr. Devlin is the Chief Investment Officer and Executive Vice President of Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc. He holds a BA in economics and philosophy from Brandeis University, and is a Chartered Financial Analyst. Before joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitution Capital Management of Boston. Prior to that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Devlin currently directs investment strategies in both the developed and emerging fixed income markets. He also manages numerous Franklin Templeton mutual funds as well as corporate pension accounts.

[Picture of Ronald Johnson]

Dr. Johnson is Vice President of Templeton Global Bond Managers. He holds a Ph.D. and an MA in economics from Stanford University, and an MBA in finance and a BA in economics from Adelphi University. Prior to joining the Templeton organization in 1995, Dr. Johnson was chief strategist and head of research for JPBT Advisers, Inc. in Miami. Before joining JPBT Advisers Inc., he was chief economist and head of research at Vestrust Asset Management Corporation in Miami. In addition, Dr. Johnson has held several positions at the Federal Reserve Bank of New York, including chief of the Domestic Financial Markets Division. Currently, Dr. Johnson co-directs the fixed income research process and manages several emerging markets fixed income portfolios.


[Picture of Umran Demirors]

Dr.  Demirors is Vice President of Templeton  Global Bond  Managers.  He holds a
Ph.D. and an MA in economics from New York University, and a BA in economics from Bursa Academy of Economics and Business Administration in Turkey. Prior to joining the Templeton organization in 1996, Dr. Demirors was a principal and portfolio manager for Socimer Advisory Inc. in New York. Before joining Socimer Advisory Inc., Dr. Demirors was the head of research and strategy at Vestcor Partners Group in Miami. Currently, Dr. Demirors co-directs the fixed income process and manages several emerging markets fixed income portfolios.



Dear Shareholder:

The Templeton Institutional Funds, Inc. ("TIFI") Emerging Fixed Income Markets Series reported a return of 12.4% from its inception date (June 4, 1997) through December 31, 1997, compared to the unmanaged JP Morgan Emerging Markets Bond Index plus ("EMBI+") and the Latin Eurobond Index ("LEI") returns of 3.3% and 3.5%, respectively. Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management expenses. Of course, one cannot invest directly in an index nor is an index representative of the Fund's portfolio.

(Insert performance chart below)

                                                  TOTAL RETURNS AS OF 12/31/97
                                                            Cumulative
                                                         Since Inception
                                                          (06/04/97) /1,2/
TIFI Emerging Fixed Income Markets Series                     12.4%
JPMorgan EMBI+ /3/                                             3.3%
LEI /3/                                                        3.5%

1. The Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1.25% of average net assets through April 30, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1998, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997.

2. Cumulative total return represents the change in value of an investment over the period indicated. Since the Fund has been in existence for less than one year, the figures represent cumulative total return from inception; therefore, average annual total returns are not provided.

3. The index is unmanaged, does not contain cash, and does not include management expenses. The index includes reinvested dividends. One cannot invest directly in an index.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency, volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

During the period under review, bond prices rose in most of the emerging market countries that comprise the JP Morgan EMBI+. Bulgaria was the star performer with a total return of 15.6%. This performance reflected the fundamental improvements and economic reforms that concluded with the successful implementation of a currency board regime. Other countries that performed well were Ecuador with a total return of 11.6%, Mexico with 10.1%, Venezuela with 8.2%, and Peru with 4.4%./1/ Ecuador, Mexico, and Venezuela benefited from higher oil prices. Exceptions to this positive performance were the Philippines and Russia. The Philippines were affected by the devaluations in the neighboring countries that started in the second half of 1997.


1 Source: Bloomberg.

Russia's   performance   appeared  to  reflect   investors'  worries  about  the
sustainability of fiscal imbalances under a scenario of lower financing available to emerging market countries.

GEOGRAPHIC DISTRIBUTION ON 12/31/97- pie chart
(Fixed Income Assets as a Percentage of Total Net Assets)

Asia                                  4.5%
Europe                     12.5%
Latin America                       54.4%
North America                       28.6%



FUND ASSET ALLOCATION ON 12/31/97 - pie chart

Short-Term Investments and Other Net Assets          28.6%
Fixed Income                                                           71.4%


The Fund was launched soon after investors became worried from February to April over the uncertainty of whether U.S. interest rates would increase. In May, the Czech koruna depreciated, which was a precursor of the calamity that occurred later in Southeast Asia. On July 1, the Thai baht devalued and triggered currency devaluations in Malaysia, the Philippines, and Indonesia. Until late October, there was a separation between Asia and the rest of the emerging market countries, which generally were able to continue their rallies unscathed. However, a speculative attack against the Hong Kong dollar on October 23 started the contagion to the other two major emerging market regions of Eastern Europe and Latin America. Stock markets crashed and interest rate spreads on emerging markets widened as a result. Some countries, such as Mexico and Venezuela, were perceived as "safe havens" due to their strong policies and closer economic ties to the U.S. and, therefore, were able to better withstand the adverse change in market sentiment. Countries with weak current accounts, fiscal positions, or currency overvaluations like Brazil, Argentina, and Russia suffered the most from the "Asian Contagion." Despite this, we believe the Fund did well because it was positioned in anticipation of these changes with a low exposure to Southeast Asia.

Looking forward, we will continue to focus on bonds from countries experiencing strong economic growth, such as Mexico, and those which we believe show strong repayment capacity notwithstanding temporary problems. We are aware that the current volatility could affect countries that face problems of currency overvaluation, but we are convinced that they undoubtedly possess long term potential. In Asia and Eastern Europe, we will look for opportunities arising from the currency problems many of these countries have experienced in recent months. In addition, we hope to take advantage of several countries' plans to trade their "Brady bonds" for new, uncollaterized sovereign debt in an effort to reduce their debt servicing costs and improve their balance sheets.

Of course, investments in foreign securities involve special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. Developing markets involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,268% in the last 15 years, but has suffered five declines of more than 20% during that time./2/ These special risks and other considerations are discussed in the Fund's prospectus.


10 LARGEST POSITIONS ON 12/31/97
(Percent of Total Net Assets)

Republic of Venezuela, 9.25%, 9/15/27                         25.0%
Republic of Argentina, 9.75%, 9/19/27                         10.7%
Federal National Mortgage Assn., 5.51%, 1/05/98               10.2%
United Mexican States, 11.50%, 5/15/26, GLOB BD        7.9%
Federal National Mortgage Assn., 5.64%, 2/18/98                 5.5%
Federal Home Loan Bank, 5.57%, 3/31/98                          5.5%
Federal National Mortgage Assn., 5.50%, 1/30/98                 4.6%
Republic of Turkey, 10.00%, 9/19/97, 144A                       4.5%
Republic of Poland, FRN, 6.938%, 10/27/24                       4.3%
Republic of Argentina, 8.75%, 5/09/02                           4.2%

For the most current portfolio information, please call 1-800-362-6243

This discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies, and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

2. Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended December 31, 1997.

We appreciate your support, welcome your comments and look forward to serving you in the future.



Best regards,

/s/DONALD F. REED

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



Neil S. Devlin, CFA
Chief Investment Officer & Executive Vice President
Templeton Global Bond Managers


Ronald A. Johnson, Ph.D.
Vice President
Templeton Global Bond Managers


Umran Demirors, Ph.D.
Vice President
Templeton Global Bond Managers

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
Financial Highlights
-------------------------------------------------------------------------------

                                                                Period Ended
                                                                December 31,
                                                                   1997+
                                                             ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period                              $10.00
                                                             ------------------
Income from investment operations:
     Net investment income                                           .44
     Net realized and unrealized  loss                               .79
                                                             ------------------
Total from investment operations                                    1.23
                                                             ------------------
Less distributions from:
     Net investment income                                          (.44)
     Net realized gains                                             (.32)
                                                             ------------------
Total distributions                                                 (.76)
                                                             ------------------
Net asset value, end of period                                    $10.47
                                                             ==================

Total Return *                                                     12.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $2,249
Ratios to average net assets:
     Expenses                                                       1.25%**
     Expenses, excluding waiver and payments
       by affiliate                                                 6.40%**
     Net investment income                                          7.26%**
Portfolio turnover rate                                           172.62%

 *  Total return not annualized.
**  Annualized.
 +  For the period June 4, 1997 (commencment of operations) to
    December 31, 1997.





                                See Notes to Financial Statements.

 TEMPLETON INSTITUTIONAL FUNDS, INC.
 EMERGING FIXED INCOME MARKET SERIES
Statement of Investments, December 31, 1997


                                                            Principal
                                                             Amount*           Value
------------------------------------------------------------------------------------------

LONG TERM INVESTMENTS 71.4%

ARGENTINA 14.9%
  Republic of Argentina:
     8.75%, 5/09/02                                         100,000        $   95,200
     9.75%, 9/19/27                                         250,000           240,250
                                                                           -----------
                                                                              335,450
                                                                           -----------
BULGARIA 4.1%
  Repulic of Bulgaria, FRN, 6.688%, 7/28/11                 125,000            91,719
                                                                           ------------
ECUADOR 2.4%
  Repulic of Ecuador, FRN, 3.50%, 2/28/25                   100,000            54,870
                                                                           ------------
MEXICO 12.1%
  Banco Nacional de Comercio Exterior, 7.25%, 2/02/04       100,000            93,125
  United Mexican States, 11.50%, 5/15/26                    150,000           177,938
                                                                            -----------
                                                                              271,063
                                                                            -----------
POLAND 4.3%
  Republic of Poland, FRN, 6.938%, 10/27/24                  100,000           97,250
                                                                            -----------
RUSSIA 4.1%
  Minfin of Russia, 144A, 10.00%, 6/26/07                    100,000           92,825
                                                                            -----------
TURKEY 4.5%
  Republic of Turkey, 144A, 10.00%, 9/19/07                  100,000          101,750
                                                                            -----------

VENEZUELA 25.0%
  Republic of Venezuela, 9.25%, 9/15/27                      625,000          561,719
                                                                            ----------
TOTAL LONG TERM INVESTMENTS (COST $1,550,025)                               1,606,646
SHORT TERM INVESTMENTS 25.9%
   Federal Home Loan Bank, 5.57%, 3/31/98                    125,000          123,310
   Federal National Mortgage Association, 5.50% to 5.64%
     with maturities to 2/18/98                              460,000          458,524
                                                                            -----------
TOTAL SHORT TERM INVESTMENTS (COSTS $581,642)                                 581,834
                                                                            -----------
TOTAL INVESTMENTS (COST $2,131,667) 97.3%                                   2,188,480
OTHER ASSETS, LESS LIABILITIES 2.7%                                            60,825
                                                                           -----------
TOTAL NET ASSETS 100.0%                                                    $2,249,305
                                                                           ===========


*Securities traded in U.S. dollars.


                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
Financial Statements
------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1997

Assets:
       Investments in securities, at value
             (cost $2,131,667)                                 $2,188,480
       Cash                                                        34,520
       Receivables from dividends and interest                     39,194
                                                          ------------------
                Total assets                                    2,262,194
                                                          ------------------
Liabilities:
       Other liabilities                                           12,889
                                                          ------------------
                Total liabilities                                  12,889
                                                          ------------------
                    Net assets, at value                       $2,249,305
                                                          ==================
Net assets consist of:
       Undistributed net investment income                    $     942
       Net unrealized appreciation                               56,813
       Accumulated net realized gain                             40,550
       Capital shares                                         2,151,000
                                                         ------------------
          Net assets, at value                               $2,249,305
                                                         ==================

Net asset value per share
       ($2,249,305/214,746 shares outstanding)                  $10.47
                                                         ==================




                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
Financial Statements (cont.)
-------------------------------------------------------------------------------
Statement of Operations
for the period June 4, 1997(commencement of operations) to December 31, 1997


Investment income:
     Dividends                                      $  1,030
     Interest                                        102,117
                                                  -----------
          Totalinvestment income                                 $103,147
                                                                 ---------
Expenses:
     Management fees (Note 3)                          8,484
     Administrative fees (Note 3)                      1,030
     Transfer agent fees (Note 3)                        200
     Custodian fees                                      725
     Reports to shareholders                           1,000
     Registration and filing fees                     47,050
     Professional fees (Note 3)                       18,506
     Directors' fees and expenses                         20
     Other                                               505
                                                   ---------
          Total expenses                                           77,520
          Expenses waived/paid by affiliate (Note 3)               62,315
                                                                 ---------
               Net expenses                                        15,205
                                                                 ---------
                  Net investment income                            87,942
                                                                 ---------
Realized and unrealized gain:
     Net realized gain from investments                           104,550
     Net unrealized appreciation on investments                    56,813
                                                                ----------
Net realized and unrealized gain                                  161,363
                                                                ----------
Net increase in net assets resulting from operations             $249,305
                                                                ===========


                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
Financial Statements (cont.)
-------------------------------------------------------------------------------

Statements of Changes in Net Assets
for the period June 4, 1997(commencement of operations) to December 31, 1997

                                                               1997
                                                       --------------------
Increase (decrease) in net assets:
     Operations:
        Net investment income                              $   87,942
        Net realized gain from investments                    104,550
        Net unrealized appreciation on investments             56,813
                                                       --------------------
          Net increase in net assets
          resulting from operations                           249,305

     Distribution  to shareholders from:
        Net investment income                                 (87,000)
        Net realized gains                                    (64,000)

     Capital share transactions (Note 2)                    2,151,000
                                                       ------------------
              Net increase in net assets                    2,249,305

Net assets:
     Beginning of year                                              0
                                                       ------------------
     End of year                                           $2,249,305
                                                       ==================
Undistributed net investment income included
  in net assets:                                       ------------------
  End of year                                              $      942
                                                       ==================





                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME  MARKETS SERIES

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return, by investing primarily in a portfolio of debt obligations of companies, governments and government related entities in emerging market countries. The following summarizes the Fund's significant accounting policies.

A.    SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B.    FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.    INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D.    SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

E.    ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F.    SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS:

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

2.    CAPITAL STOCK

At December 31, 1997, there were 700 million shares authorized ($0.01 par value), of which 70 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:


                                                       PERIOD ENDED
                                                    DECEMBER 31, 1997*
                                     -------------------------------------------------
                                             SHARES                   AMOUNT
                                     ----------------------- -------------------------

Shares sold                                         200,000                $2,000,000
Shares reinvested                                    14,746                   151,000
                                     ----------------------- -------------------------
Net increase                                        214,746                $2,151,000
                                     ----------------------- -------------------------

*Effective date was June 4, 1997

Templeton Global Investors, Inc., a subsidiary of Franklin Resources, is the record owner of 100% of the Fund shares as of December 31, 1997.

3.    TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED FEE    AVERAGE DAILY NET ASSETS
RATE
----------------- ---------------------------------------------------------
0.15%             First $200 million
0.135%            Over $200 million, up to and including $700 million
0.10%             Over $700 million, up to and including $1.2 billion
0.075%            Over $1.2 billion

TICI and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average net assets through May 1, 1998, as noted in the Statement of Operations.

During the period June 4, 1997 to December 31, 1997, legal fees of $260 were paid to a law firm in which an officer of the Company is a partner.

4.    INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the statement of investments. At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:


                 Unrealized appreciation                 $84,780
                 Unrealized depreciation                 (27,967)
                                                   --------------
                 Net unrealized appreciation             $56,813
                                                   --------------

5.    INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period June 4, 1997 to December 31, 1997, aggregated $4,487,144 and $3,051,084, respectively.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Emerging Fixed Income Markets Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Emerging Fixed Income Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 4, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Fixed Income Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.







New York, New York
January 30, 1998


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(Back Cover)

ZT453  A 12/97

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